UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2003

                                  ENTRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Maryland                000-24733                 62-1670648
(State or Other Jurisdiction     (Commission              (IRS Employer
     of Incorporation)           File Number)          Identification No.)

                One Hanover Park, Suite 800
                   16633 Dallas Parkway
                      Addison, Texas                    75001
          (Address of Principal Executive Office)     (Zip Code)

                                  972-713-5800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------

   99             Press Release dated July 22, 2003 (furnished herewith).

ITEM 9  REGULATION FD DISCLOSURE.

    The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

    On July 22, 2003, Entrust, Inc. (NASDAQ: ENTU) ("Entrust") issued a press release setting forth Entrust's second-quarter 2003 earnings. A copy of Entrust's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENTRUST, INC.




Date:  July 22, 2003              By:    /S/  DAVID J. WAGNER
                                        ----------------------------------------
                                        David J. Wagner
                                        Senior Vice President, Finance and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

   99             Press Release dated July 22, 2003 (furnished herewith).